UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 15, 2010

People’s United Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33326	20-8447891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 Main Street, Bridgeport, CT	06604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 338-7171

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

People’s United Financial, Inc. hereby files the Investor Presentation attached hereto as Exhibit 99.1.

Additional Information

This communication is being made in respect of the proposed merger involving People’s United and Smithtown Bancorp and the proposed merger involving People’s United and LSB Corporation.

In connection with the proposed merger with Smithtown Bancorp, People’s United will file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that will include a proxy statement of Smithtown Bancorp that also constitutes a prospectus of People’s United. Smithtown Bancorp will mail the proxy statement/prospectus to its stockholders. Investors and security holders are urged to read the proxy statement/prospectus regarding the proposed merger when it becomes available because it will contain important information. You may obtain a free copy of the proxy statement/prospectus (when available) and other related documents filed by People’s United and Smithtown Bancorp with the SEC at the SEC’s website at www.sec.gov. The proxy statement/prospectus (when it is available) and the other documents may also be obtained for free by accessing People’s United website at www.peoples.com under the tab “Investor Relations” and then under the heading “Financial Information” or by accessing Smithtown Bancorp’s website at www.bankofsmithtownonline.com under the tab “Investor Relations” and then under the heading “SEC Filings”.

In connection with the proposed merger with LSB Corporation, LSB Corporation will file with the SEC a proxy statement on Schedule 14A. LSB Corporation will mail the proxy statement to its stockholders. Investors and security holders are urged to read the proxy statement regarding the proposed merger when it becomes available because it will contain important information. You may obtain a free copy of the proxy statement (when available) and other related documents filed by LSB Corporation with the SEC at the SEC’s website at www.sec.gov. The proxy statement (when it is available) and the other documents may also be obtained for free by accessing LSB Corporation’s website at www.riverbk.com under the tab “About Us” and then under the heading “Stockholder Information”.

Participants in the Transactions

People’s United, Smithtown Bancorp and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Smithtown Bancorp stockholders in favor of the merger with Smithtown Bancorp. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Smithtown Bancorp stockholders in connection with the proposed merger will be set forth in the proxy statement/prospectus when it is filed with the SEC.

People’s United, LSB Corporation and their respective directors, executive officers and certain other members of management and employees may be deemed “participants” in the solicitation of proxies from LSB Corporation’s stockholders in favor of the merger with LSB Corporation. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the LSB Corporation stockholders in connection with the proposed merger will be set forth in the proxy statement when it is filed with the SEC.

You can find information about the executive officers and directors of People’s United in its Annual Report on Form 10-K for the year ended December 31, 2009 and in its definitive proxy statement filed with the SEC on March 23, 2010. You can find information about Smithtown Bancorp’s executive officers and directors in its Annual Report on Form 10-K for the year ended December 31, 2009 and in its definitive proxy statement filed with the SEC on March 12, 2010. You can find information about LSB Corporation’s executive officers and directors in its Annual Report on Form 10-K for the year ended December 31, 2009 and in its definitive proxy statement filed with the SEC on March 15, 2010. You can obtain free copies of these documents from People’s United, Smithtown Bancorp, or LSB Corporation using the contact information above.

Item 9.01.	Financial Statements and Exhibits

(c)	The following Exhibit is submitted herewith.

Exhibit No.	Description

99.1	Investor Presentation, dated July 15, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

People’s United Financial, Inc.
(Registrant)

Date: July 15, 2010	By:	/s/ ERIC J. APPELLOF
(Signature)
	Name:	Eric J. Appellof
	Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description	Page

99.1	Investor Presentation, dated July 15, 2010	99.1-1